Exhibit 10.7

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 18, 2018
among
GLOBAL PAYMENTS INC.,
The Other Borrowers Party Hereto,
THE GUARANTORS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
CAPITAL ONE, N.A.,
CITIBANK, N.A.,
FIFTH THIRD BANK,
JPMORGAN CHASE BANK, N.A.,
PNC BANK, NATIONAL ASSOCIATION,
SUNTRUST BANK,
TD BANK, N.A.,
and
MUFG BANK, LTD.,
as Co-Syndication Agents,
and
THE LENDERS PARTY HERETO
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
CAPITAL ONE, N.A.,
CITIBANK, N.A.,
FIFTH THIRD BANK,
JPMORGAN CHASE BANK, N.A.,
PNC CAPITAL MARKETS LLC,
SUNTRUST ROBINSON HUMPHREY, INC.,
TD SECURITIES (USA) LLC,
and
MUFG BANK, LTD.,
as Joint Lead Arrangers
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Sole Bookrunner

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 18, 2018 (this “Amendment”) is entered into among Global Payments Inc., a Georgia corporation (the “Company”), the other borrowers party hereto (together with the Company, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto (including each New Lender (as defined below)), and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.
RECITALS
WHEREAS, the Company, the other Borrowers, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 31, 2015 (as amended or modified from time to time prior to the date hereof, the “Existing Credit Agreement”); and
WHEREAS, the parties hereto agree to amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments to Existing Credit Agreement.
(a)    The first parenthetical in the definition of “All-In-Yield” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
(including the Existing Term Loan, any Incremental Term Loan, the Term A-2 Loan, the Term B-2 Loan and the Term B-4 Loan),
(b)    The definition of “Applicable Percentage” in Section 1.01 of the Existing Credit Agreement is amended by (i) replacing “Section 2.15 and” at the end of clause (d) thereof with “Section 2.15,” and (ii) adding a new clause (f) immediately following clause (e) thereof to read as follows:
and (f) with respect to such Lender’s portion of the outstanding Term B-4 Loan at any time, the percentage (carried out to the ninth decimal place) of the outstanding principal amount of the Term B-4 Loan held by such Lender at such time, subject to adjustment as provided in Section 2.15.
(c)    The definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Applicable Rate” means with respect to:
(a)    any Incremental Term Loan made pursuant to any Incremental Term Loan Lender Joinder Agreement, the percentage(s) per annum set forth in such Incremental Term Loan Lender Joinder Agreement;
(b)    the Term B-2 Loan, a percentage per annum equal to: (i) 1.75% with respect to Eurocurrency Rate Loans and (ii) 0.75% with respect to Base Rate Loans;
(c)    the Term B-4 Loan, a percentage per annum equal to: (i) 1.75% with respect to Eurocurrency Rate Loans and (ii) 0.75% with respect to Base Rate Loans;

(d)    Revolving Loans, Swing Line Loans, the Existing Term Loan, the Term A-2 Loan, the Commitment Fee and Letter of Credit Fees, the following percentages per annum, based upon the Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.01(c):

Pricing Level	Net Leverage Ratio	Eurocurrency Rate Loans and Letter of Credit Fees	Base Rate Loans	Commitment Fee
1	< 2.50 to 1.0	1.25%	0.25%	0.20%
2	> 2.50 to 1.0 or < 4.25 to 1.0	1.50%	0.50%	0.20%
3	> 4.25 to 1.0 or < 5.00 to 1.0	1.75%	0.75%	0.25%
4	> 5.00 to 1.0	2.00%	1.00%	0.30%
Any increase or decrease in the Applicable Rate resulting from a change in the Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c); provided that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. Subject to the proviso in the immediately preceding sentence, the Applicable Rate in effect from the Fifth Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c) for the Fiscal Quarter of the Company ending September 30, 2018 shall be determined based upon Pricing Level 2.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
(d)    The second parenthetical in the definition of “Asset Sale” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
(by way of merger or otherwise, including sales (x) in connection with a sale and leaseback transaction, (y) as a result of any condemnation or casualty in respect of property, or (z) to a Delaware Divided LLC pursuant to a Delaware LLC Division)
(e)    The definition of “Dutch Auction” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Dutch Auction” means an auction (an “Auction”) conducted by the Company or one of its Subsidiaries in order to purchase any portion of any Term B Loan (any such purchase, a “Purchase”) in accordance with the following procedures or such other procedures as may be agreed to between the Administrative Agent and the Company:
(a)    Notice Procedures. In connection with any Auction, the Company shall provide notification to the Administrative Agent (for distribution to the applicable Term B Lenders) of the portion of the applicable Term B Loan that will be the subject of such Auction (each, an “Auction Notice”). Each Auction Notice for an Auction shall be in a form reasonably acceptable to the Administrative Agent and shall specify (i) the total cash value of the bid, in a minimum amount of $10,000,000 with minimum increments of $1,000,000 in excess thereof (for such Auction, the “Auction Amount”), and (ii) the discounts to par, which shall be expressed as a range of percentages of the par principal amount of the portion of the Term B

Loan at issue (for such Auction, the “Discount Range”), representing the range of purchase prices that could be paid in such Auction.
(b)    Reply Procedures. In connection with any Auction, each applicable Term B Lender may, in its sole discretion, participate in such Auction by providing the Administrative Agent with a notice of participation (each, a “Return Bid”) which shall be in a form reasonably acceptable to the Administrative Agent and shall specify (i) a discount to par that must be expressed as a price (for any Auction, the “Reply Discount”), which must be within the Discount Range for such Auction, and (ii) a principal amount of the portion of the applicable Term B Loan such Term B Lender is willing to sell, which must be in increments of $1,000,000 or in an amount equal to such Term B Lender’s entire remaining amount of its portion of the applicable Term B Loan (for such Auction, the “Reply Amount”). The applicable Term B Lenders may only submit one Return Bid per Auction. In addition to the Return Bid for such Auction, each applicable Term B Lender wishing to participate in such Auction must execute and deliver, to be held in escrow by the Administrative Agent, an assignment and acceptance agreement in a form reasonably acceptable to the Administrative Agent.
(c)    Acceptance Procedures. Based on the Reply Discounts for such Auction and Reply Amounts for such Auction received by the Administrative Agent, the Administrative Agent, in consultation with the Company, will reasonably determine the applicable discount (the “Applicable Discount”) for an Auction, which shall be the lowest Reply Discount for which the Company or a Subsidiary of the Company, as applicable, can complete such Auction at the Auction Amount; provided that, in the event that the Reply Amounts for such Auction are insufficient to allow the Company or such Subsidiary, as applicable, to complete a purchase of the entire Auction Amount for such Auction, the Company or such Subsidiary shall either, at its election, (i) withdraw such Auction or (ii) complete such Auction at an Applicable Discount equal to the highest Reply Discount for such Auction. The Company or such Subsidiary, as applicable, shall purchase the applicable portion of the applicable Term B Loan from each applicable Term B Lender with a Reply Discount for such Auction that is equal to or greater than the Applicable Discount for such Auction (for such Auction, the “Qualifying Bids”) at the Applicable Discount for such Auction; provided that if the aggregate proceeds required to purchase the entire portion of the applicable Term B Loan subject to Qualifying Bids for such Auction would exceed the Auction Amount for such Auction, the Company or such Subsidiary, as applicable, shall purchase such portion of the applicable Term B Loan at the Applicable Discount for such Auction, ratably based on the principal amounts of such Qualifying Bids for such Auction (subject to adjustment for rounding as specified by the Administrative Agent). Each participating Term B Lender will receive notice of a Qualifying Bid for such Auction as soon as reasonably practicable.
(d)    Additional Procedures. Each Purchase shall be consummated pursuant to and in accordance with Section 10.06 and, to the extent not otherwise provided herein, shall otherwise be consummated pursuant to procedures (including as to timing, rounding and minimum amounts, Interest Periods, and other notices by the Company or such Subsidiary, as applicable) reasonably acceptable to the Administrative Agent (provided that such Purchase shall be required to be consummated as soon as reasonably practicable but in no case later than five (5) Business Days (or such longer period as the Administrative Agent shall otherwise agree) after the time that the participating Lenders receive notice of a Qualifying Bid for an Auction pursuant to the last sentence in clause (c) above). Notwithstanding anything to the contrary contained herein, if the Company or a Subsidiary, as applicable, withdraws an Auction, the Company and its Subsidiaries may not conduct a new Auction for at least 30 days after such withdrawal.
(f)    The reference to “the Term B-2 Loan” in the definition of “Eurocurrency Base Rate” in Section 1.01 of the Existing Credit Agreement is amended to read “each Term B Loan”.

(g)    The definition of “Incremental Amount” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Incremental Amount” means, as of any date of determination, the sum of (a) the total of (i) $850,000,000, minus (ii) the aggregate amount of increases in the Aggregate Revolving Commitments pursuant to Section 2.02(f)(i) implemented on or after the Fifth Amendment Effective Date and prior to such date in reliance on clause (a)(i) above, minus (iii) the aggregate amount of increases in the Existing Term Loan pursuant to Section 2.02(f)(ii) implemented on or after the Fifth Amendment Effective Date and prior to such date in reliance on clause (a)(i) above, minus (iv) the aggregate principal amount of all Incremental Term Loans incurred pursuant to Section 2.02(f)(iii) on or after the Fifth Amendment Effective Date and prior to such date in reliance on clause (a)(i) above, minus (v) the aggregate amount of increases in the Term A-2 Loan pursuant to Section 2.02(f)(iv) implemented on or after the Fifth Amendment Effective Date and prior to such date in reliance on clause (a)(i) above, minus (vi) the aggregate amount of increases in the Term B-2 Loan pursuant to Section 2.02(f)(v) implemented on or after the Fifth Amendment Effective Date and prior to such date in reliance on clause (a)(i) above, minus (vii) the aggregate amount of any Permitted Incremental Equivalent Debt incurred on or after the Fifth Amendment Effective Date and prior to such date in reliance on clause (a)(i) above, minus (viii) the aggregate amount of increases in the Term B-4 Loan pursuant to Section 2.02(f)(vi) implemented on or after the Sixth Amendment Effective Date and prior to such date in reliance on clause (a)(i) above plus (b) an unlimited amount so long as the Maximum Leverage Ratio Requirement at such time is satisfied at the time of the increase in the Aggregate Revolving Commitments, the increase in the Existing Term Loan, the increase in the Term A-2 Loan, the increase in the Term B-2 Loan, the increase in the Term B-4 Loan, the institution of an Incremental Term Loan, and/or the incurrence of the Permitted Incremental Equivalent Debt.
(h)    Each reference to “the Term B-2 Loan” in the definition of “Interest Period” in Section 1.01 of the Existing Credit Agreement is amended to read “any Term B Loan”. The reference to “no Term B-2 Lender” in the definition of “Interest Period” in Section 1.01 of the Existing Credit Agreement is amended to read “no Term B Lender”.
(i)    The definition of “Latest Maturity Date” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Latest Maturity Date” means the latest of (i) the Maturity Date for the Revolving Loans, (ii) the Maturity Date for the Existing Term Loan, (iii) the Maturity Date for the Term A-2 Loan, (iv) the Maturity Date for the Term B-2 Loan, (v) the Maturity Date for the Term B-4 Loan, and (vi) any Incremental Term Loan Maturity Date, as of any date of determination.
(j)    The definition of “Loan” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Loan, the Existing Term Loan, any Incremental Term Loan, the Term A-2 Loan, the Term B-2 Loan, the Term B-4 Loan or a Swing Line Loan.
(k)    The definition of “Maturity Date” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Maturity Date” means (a) with respect to the Revolving Loans, January 20, 2023, (b) with respect to the Existing Term Loan, January 20, 2023, (c) with respect to the Term A-2 Loan, January 20, 2023, (d) with respect to an Incremental Term Loan, the Incremental Term Loan Maturity Date relating to such Incremental Term Loan, (e) with respect to the Term B-2 Loan, April 22, 2023 and (f) with respect to the Term B-4 Loan, October 18, 2025; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(l)    The definition of “Maximum Leverage Ratio Requirement” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Maximum Leverage Ratio Requirement” means, for purposes of the Incremental Amount, the requirement that the Company shall have delivered to the Administrative Agent a Compliance Certificate demonstrating that immediately after giving pro forma effect to the applicable increase in the Aggregate Revolving Commitments, increase in the Existing Term Loan, increase in the Term A-2 Loan, increase in the Term B-2 Loan, increase in the Term B-4 Loan, institution of an Incremental Term Loan, and/or incurrence of Permitted Incremental Equivalent Debt and the use of proceeds therefrom (and any related Acquisitions, other Investments or other transactions in connection therewith), (a) the Credit Parties would be in compliance with the financial covenants set forth in Section 7.08 and 7.09 as of the most recent Fiscal Quarter end for which financial statements were required to be delivered pursuant to Section 6.01(a) or 6.01(b) and (b) the Secured Net Leverage Ratio does not exceed 3.75 to 1.00 (it being understood that any increase, institution and/or incurrence may be incurred prior to any increase, institution and/or incurrence in reliance on clause (a)(i) of the definition of “Incremental Amount”, and, in the case of a simultaneous incurrence and/or advance of the maximum amount permitted to be incurred under clause (a)(i) of the definition of “Incremental Amount”, the Company shall not be required to give pro forma effect to any such increase, institution and/or incurrence in reliance on clause (a)(i) of the definition of “Incremental Amount”); provided, that, for the purpose of calculating the Secured Net Leverage Ratio pursuant to this definition, (i) such increase of the Aggregate Revolving Commitments shall be deemed to be fully drawn, and (ii) in the case of any increase in the Aggregate Revolving Commitments, increase in the Existing Term Loan, increase in the Term A-2 Loan, increase in the Term B-2 Loan, increase in the Term B-4 Loan, institution of an Incremental Term Loan and/or incurrence of Permitted Incremental Equivalent Debt, the proceeds of which will finance a Limited Conditionality Acquisition, the applicable Maximum Leverage Ratio Requirement shall be determined at the time of signing of the applicable acquisition agreement.
(m)    The definition of “Note” or “Notes” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Note” or “Notes” means the Revolving Notes, the Existing Term Notes, the Incremental Term Notes, the Term A-2 Notes, the Term B-2 Notes, the Term B-4 Notes and/or the Swing Line Loan Notes, individually or collectively, as appropriate.
(n)    The definition of “Repricing Event” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Repricing Event” means (a) with respect to the Term B-2 Loan, (i) there shall occur any amendment, amendment and restatement or other modification of this Agreement which reduces the All-In-Yield then in effect for the Term B-2 Loan, (ii) all or any portion of the Term B-2 Loan is voluntarily prepaid or mandatorily prepaid with the net cash proceeds of issuances, offerings or placement of debt obligations, or refinanced substantially concurrently with the incurrence of, or conversion of the loans thereunder into, new Indebtedness that has an effective All-In-Yield lower than the All-In-Yield in effect for the portion of the Term B-2 Loan so prepaid and such issuance, offering or placement provides for such Indebtedness to have a reduced All-In-Yield or (iii) a Lender must assign its portion of the Term B-2 Loan as a result of its failure to consent to an amendment, amendment and restatement or other modification of this Agreement which reduces the All-In-Yield then in effect for the Term B-2 Loan; provided, that in each case of clauses (a)(i), (a)(ii) and (a)(iii), a Repricing Event shall have occurred only to the extent the primary purpose of such amendment, amendment and restatement, modification, issuance, offering, placement, prepayment or assignment, as determined in good faith by the Administrative Agent, is to reduce the All-In-Yield then in effect for the Term B-2 Loan, and (b) with respect to the Term B-4 Loan, (i) there shall occur any amendment, amendment and restatement or other modification of this Agreement which reduces the All-In-Yield then in effect for the Term B-4 Loan, (ii) all or any portion of the Term B-4 Loan is voluntarily prepaid or mandatorily prepaid with the net cash proceeds of issuances, offerings or placement of debt obligations, or refinanced substantially concurrently with the incurrence of, or conversion of the loans thereunder into, new Indebtedness that has an effective All-In-Yield lower than the All-In-Yield in effect for the portion of the Term B-4 Loan so prepaid and such issuance, offering or placement provides for such Indebtedness to have a reduced All-In-Yield or (iii) a Lender must assign its portion of the Term B-4 Loan as a result of its failure to consent to an amendment, amendment and restatement or other modification of this Agreement which reduces the All-In-Yield then in effect for the Term B-4 Loan; provided, that in each case of clauses (b)(i), (b)(ii) and (b)(iii), a Repricing Event shall have occurred only to the extent the primary purpose of such amendment, amendment and restatement, modification, issuance, offering, placement, prepayment or assignment, as determined in good faith by the Administrative Agent, is to reduce the All-In-Yield then in effect for the Term B-4 Loan.
(o)    Each reference to “the Term B-2 Loan” in the definition of “Required Financial Covenant Lenders” in Section 1.01 of the Existing Credit Agreement is amended to read “the Term B Loans”.
(p)    The definition of “Term B Loan” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Term B Loan” means the Term B-2 Loan or the Term B-4 Loan, as applicable, and “Term B Loans” means the Term B-2 Loan and the Term B-4 Loan.
(q)    The definition of “Term Lender” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Term Lender” means any Lender that holds a portion of the Existing Term Loan, a portion of the Term A-2 Loan, a portion of the Term B-2 Loan, a portion of the Term B-4 Loan or a portion of any Incremental Term Loans at such time.
(r)    The definition of “Term Loan” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:
“Term Loan” means the Existing Term Loan, the Term A-2 Loan, the Term B-2 Loan, the Term B-4 Loan or an Incremental Term Loan.
(s)    The following definitions are added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.
“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.
“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.
“Sixth Amendment Effective Date” means October 18, 2018.
“Term B Lender” means, at any time, any Lender that holds a portion of the Term B-2 Loan at such time or any Lender that holds a portion of the Term B-4 Loan at such time.
“Term B-4 Lender” means any Lender that holds a portion of the Term B-4 Loan at such time.
“Term B-4 Loan” has the meaning specified in Section 2.01(f).

“Term B-4 Loan Commitment” means, as to each Term B-4 Lender, its obligation to make its portion of the Term B-4 Loan to the Company pursuant to Section 2.01(f), in the principal amount set forth opposite such Term B-4 Lender’s name on Schedule 2.01. The aggregate principal amount of the Term B-4 Loan Commitments of all of the Term B-4 Lenders as in effect on the Sixth Amendment Effective Date is FIVE HUNDRED MILLION DOLLARS ($500,000,000).
“Term B-4 Note” has the meaning specified in Section 2.11(a).
(t)    Section 2.01 of the Existing Credit Agreement is amended by adding a new subsection (f) immediately following Section 2.01(e) of the Existing Credit Agreement to read as follows:
(f)    Subject to the terms and conditions set forth herein, each Term B-4 Lender severally agrees to make its portion of a term loan (the “Term B-4 Loan”) in a single advance to the Company in Dollars on the Sixth Amendment Effective Date in an amount not to exceed such Term B-4 Lender’s Term B-4 Loan Commitment. Subject to Section 2.02(f), the Company may elect to increase the aggregate Term B-4 Loan Commitments, and such increase in the aggregate Term B-4 Loan Commitments shall be available to the Company on the effective date of any such increase pursuant to Section 2.02(f). Amounts repaid on the Term B-4 Loan may not be reborrowed. The Term B-4 Loan may consist of Base Rate Loans or Eurocurrency Rate Loans, or a combination thereof, as further provided herein.
(u)    The provisions of Section 2.02(f) of the Existing Credit Agreement immediately preceding Section 2.02(f)(i) of the Existing Credit Agreement are amended to read as follows:
(f)    The Company may at any time and from time to time, upon prior written notice by the Company to the Administrative Agent, increase the Aggregate Revolving Commitments (but not the Letter of Credit Sublimit or the Swing Line Sublimit), increase the Existing Term Loan, increase the Term A-2 Loan, increase the Term B-2 Loan, increase the Term B-4 Loan and/or establish one or more Incremental Term Loans, by a maximum aggregate amount not to exceed the Incremental Amount, as follows:
(v)    The first reference to “the Term B-2 Loan” in Section 2.02(f)(iii)(E) of the Existing Credit Agreement is amended to read “any Term B Loan”. Each other reference to “the Term B-2 Loan” in Section 2.02(f)(iii)(E) of the Existing Credit Agreement is amended to read “such Term B Loan”.
(w)    The reference to “the Term B-2 Loan” in Section 2.02(f)(iii)(F) of the Existing Credit Agreement is amended to read “any then-existing Term B Loan”.
(x)    The reference to “the Term B-2 Loan” in Section 2.02(f)(iii)(G) of the Existing Credit Agreement is amended to read “any then-existing Term B Loan”.
(y)    Each reference to “the Term B-2 Loan” in Section 2.02(f)(iii)(I) of the Existing Credit Agreement is amended to read “any then-existing Term B Loan”.
(z)    Section 2.02(f) of the Existing Credit Agreement is amended by adding a new subsection (vi) immediately following Section 2.02(f)(v) of the Existing Credit Agreement to read as follows:
(vi)    The Company may at any time and from time to time, upon prior written notice by the Company to the Administrative Agent, increase the Term B-4 Loan with additional Term B-4 Loan Commitments from any Existing Term B-4 Lender or new Term B-4 Loan Commitments from any other Person selected by the Company and acceptable to the Administrative Agent; provided that:
(A)    any such increase shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof;

(B)    no Default or Event of Default shall exist and be continuing at the time of any such increase; provided, that in the case of any such increase used to finance a Limited Conditionality Acquisition, such requirement shall be limited to no Specified Event of Default;
(C)    no Term B-4 Lender shall be under any obligation to increase its Term B-4 Loan Commitment and any such decision whether to increase its Term B-4 Loan Commitment shall be in such Lender’s sole and absolute discretion;
(D)    (1) any new Lender shall join this Agreement by executing such joinder documents required by the Administrative Agent and/or (2) any existing Term B-4 Lender electing to increase its Term B-4 Loan Commitment shall have executed a commitment agreement reasonably satisfactory to the Administrative Agent; and
(E)    as a condition precedent to such increase (to the extent requested by the Administrative Agent or, with respect to clause (E)(4) below, any Lender), (1) the Company shall deliver to the Administrative Agent a certificate of each Credit Party dated as of the date of such increase (in sufficient copies for each Lender) signed by a Financial Officer of such Credit Party (x) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (y) in the case of the Company, certifying that, before and after giving effect to such increase, (I) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (provided, that in the case of any such increase used to finance a Limited Conditionality Acquisition, such requirement shall be limited to certain specified representations and acquisition agreement representations to be agreed by the Company and the Lenders providing such increase), and (II) no Default or Event of Default exists (provided, that in the case of any such increase used to finance a Limited Conditionality Acquisition, such requirement shall be limited to no Specified Event of Default); (2) the Company shall deliver to the Administrative Agent customary opinions of legal counsel to the Credit Parties, addressed to the Administrative Agent and each Lender, dated as of the effect date of such increase; (3) the Company shall deliver to the Administrative Agent such amendments to the Collateral Documents as the Administrative Agent may deem necessary in connection with such increase; and (4) the Administrative Agent and each Lender shall have received all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to all real property Collateral, as required by applicable Law and as reasonably required by the Administrative Agent or any such Lender (it being understood that the Lenders shall direct any requests for additional flood-related documentation through the Administrative Agent and any such request shall be made no later than twenty (20) Business Days prior to the effective date of such increase).
(aa)    The reference to “the Term A-2 Loan or the Term B-2 Loan” in clause (z) of the proviso to Section 2.05(a)(i) of the Existing Credit Agreement is amended to read “the Term A-2 Loan, the Term B-2 Loan or the Term B-4 Loan”.
(bb)    A new sentence is added at the end of Section 2.05(a)(i) of the Existing Credit Agreement to read as follows:
Each prepayment of the Term B-4 Loan made in connection with a Repricing Event on or before the date that is six (6) months after the Sixth Amendment Effective Date shall be accompanied by a prepayment premium equal to 1.00% of the principal amount being repaid in connection with such Repricing Event.
(cc)    The reference to “the Term B-2 Loan” in Section 2.05(b)(iv) of the Existing Credit Agreement is amended to read “the Term B Loans”.
(dd)    The reference to “to the Term B-2 Loan” in Section 2.05(b)(v) of the Existing Credit Agreement is amended to read “ratably to the Term B Loans”.
(ee)    The reference to “September 20, 2020” in Section 2.07(f) of the Existing Credit Agreement is amended to read “September 30, 2020”.
(ff)    Section 2.07 of the Existing Credit Agreement is amended by adding a new subsection (g) immediately following Section 2.01(f) of the Existing Credit Agreement to read as follows:
(g)    Term B-4 Loan. The Company shall repay the outstanding principal amount of the Term B-4 Loan in the installments, on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of the application of prepayments of the Term B-4 Loan in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 8.01:

Payment Dates	Principal Amortization Payment (% of principal of the Term B-4 Loan)
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
March 31, 2022	0.25%
June 30, 2022	0.25%
September 30, 2022	0.25%
December 31, 2022	0.25%
March 31, 2023	0.25%
June 30, 2023	0.25%
September 30, 2023	0.25%
December 31, 2023	0.25%
March 31, 2024	0.25%
June 30, 2024	0.25%
September 30, 2024	0.25%
December 31, 2024	0.25%
March 31, 2025	0.25%
June 30, 2025	0.25%
September 30, 2025	0.25%
Maturity Date	Outstanding Principal Balance of the Term B-4 Loan
If any date set for payment is not a Business Day, the payment to be made on such payment date shall be made on the immediately prior Business Day.
(gg)    The second-to-last sentence of Section 2.11(a) of the Existing Credit Agreement is amended to read as follows:
Each such promissory note shall (i) in the case of Revolving Loans, be in the form of (x) Exhibit B-1 with respect to the Company or any other Borrower that is a Domestic Subsidiary and (y) Exhibit B-2 with respect to any Borrower that is a Foreign Subsidiary Borrower (each a “Revolving Note”), (ii) in the case of the Existing Term Loan, be in the form of Exhibit B-3 (an “Existing Term Note”), (iii) in the case of any Incremental Term Loan, be in the form of Exhibit B-4 (an “Incremental Term Note”), (iv) in the case of the Term A-2 Loan, be in the form of Exhibit B-5 (a “Term A-2 Note”), (v) in the case of the Term B-2 Loan, be in the form of Exhibit B-6 (a “Term B-2 Note”), (vi) in the case of Swing Line Loans, be in the form of Exhibit B-7 (a “Swing Line Note”), and (vii) in the case of the Term B-4 Loan, be in the form of Exhibit B-8 (a “Term B-4 Note”).

(hh)    The reference to “the Term B-2 Loan” in Section 6.01(c) of the Existing Credit Agreement is amended to read “any Term B Loan”.
(ii)    The second parenthetical in Section 6.09 of the Existing Credit Agreement is amended to read as follows:
(including upon the formation of any Domestic Subsidiary that is a Delaware Divided LLC, but other than a Bank Subsidiary or an Excluded Domestic Subsidiary)
(jj)    The reference to “the Term B-2 Loan” in Section 6.12 of the Existing Credit Agreement is amended to read “any Term B Loan”.
(kk)    The first reference to “Person” in Section 7.03 of the Existing Credit Agreement is amended to read “Person (including, in each case, pursuant to a Delaware LLC Division)”.
(ll)    Section 7.03(k) of the Existing Credit Agreement is amended to read as follows:
(k)    the Company and its Subsidiaries may consummate (i) sales, transfers or other dispositions of assets (including Equity Interests of a Subsidiary) to the Company or any Subsidiary and (ii) Delaware LLC Divisions; provided, that (A) in the case of any sales, transfers or other disposition of assets, if the transferor of such assets is a Credit Party, (1) the transferee thereof must be a Credit Party (other than a Foreign Subsidiary Borrower) or (2) such transaction is permitted under Section 7.12, and (B) in the case of any Delaware LLC Division, if the Delaware LLC consummating such Delaware LLC Division is a Credit Party, (1) each Delaware Divided LLC formed in connection with such Delaware LLC Division must be a Credit Party (other than a Foreign Subsidiary Borrower) or (2) such Delaware LLC Division is permitted under Section 7.12.
(mm)    The proviso to Section 8.01(d) of the Existing Credit Agreement is amended to read as follows:
; provided, that (x) the failure to observe or perform the covenants set forth in Sections 7.08 and 7.09 shall not in and of itself constitute an Event of Default with respect to the Term B-2 Loan unless the Required Financial Covenant Lenders have accelerated the Existing Term Loan, any Incremental Term Loan, the Term A-2 Loan and any Revolving Loans then outstanding as a result of such breach and such declaration has not been rescinded on or before the date on which the Term B-2 Lenders declare an Event of Default in connection therewith, and (y) the failure to observe or perform the covenants set forth in Sections 7.08 and 7.09 shall not in and of itself constitute an Event of Default with respect to the Term B-4 Loan unless the Required Financial Covenant Lenders have accelerated the Existing Term Loan, any Incremental Term Loan, the Term A-2 Loan and any Revolving Loans then outstanding as a result of such breach and such declaration has not been rescinded on or before the date on which the Term B-4 Lenders declare an Event of Default in connection therewith.
(nn)    Section 9.12 of the Existing Credit Agreement is amended to read as follows:
9.12    ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE

84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
(oo)    The third parenthetical in Section 10.04(c) of the Existing Credit Agreement is amended to read as follows:
(determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the unused Commitments, Revolving Exposure, Outstanding Amount of the Existing Term Loan, Outstanding Amount of all Incremental Term Loans, Outstanding Amount of the Term A-2 Loan, Outstanding Amount of the Term B-2 Loan and Outstanding Amount of the Term B-4 Loan of such Lender at such time)
(pp)    The proviso to Section 10.06(b)(iv) of the Existing Credit Agreement is amended to read as follows:
provided, however, that notwithstanding the foregoing, any Term B Lender may assign all or any of its portion of its Term B Loans to the Company or any of its Subsidiaries, but only if:
(A)    such assignment is made pursuant to a Dutch Auction open to all Term B-2 Lenders or all Term B-4 Lenders, as applicable, on a pro rata basis;
(B)    no Event of Default has occurred and is continuing or would result therefrom;

(C)    any such portion of the applicable Term B Loan shall be automatically and permanently cancelled immediately upon acquisition thereof by the Company or any of its Subsidiaries;
(D)    the Company or its Subsidiaries, as applicable, shall at the time of such assignment affirm the No Undisclosed Information Representation; and
(E)    the Company and its Subsidiaries do not use the proceeds of the Revolving Commitments to acquire any such portion of any Term B Loan.
(qq)    Schedule 2.01 to the Existing Credit Agreement is amended to include the information set forth on Schedule 2.01 attached hereto.
(rr)    A new Exhibit B-8 is added to the Existing Credit Agreement in the form of Exhibit B-8 attached hereto.
2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders, each Term B-4 Lender (including each New Lender), and the Administrative Agent.
(b)    Receipt by the Administrative Agent of Term B-4 Notes executed by the Company for each Term B-4 Lender that has requested a Term B-4 Note.
(c)    Receipt by the Administrative Agent of satisfactory evidence that, after giving effect to this Amendment, (i) the representations and warranties of the Company and each other Credit Party contained in Article V of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations and warranties shall have been true in all material respects (or in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of such earlier date), and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(d)    Receipt by the Administrative Agent of favorable written opinions (addressed to the Administrative Agent and the Lenders (including each New Lender) and dated the Sixth Amendment Effective Date), in a form reasonably satisfactory to the Administrative Agent, and covering such matters relating to the Credit Parties and this Amendment as the Administrative Agent shall reasonably request.
(e)    Receipt by the Administrative Agent of such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Company and each other Credit Party that is a Domestic Subsidiary, the authorization of the Term B-4 Loan and this Amendment, and any other legal matters relating to such Credit Parties, all in form and substance satisfactory to the Administrative Agent and its counsel.
(f)    Receipt by the Administrative Agent of a Request for Credit Extension relating to the Term B-4 Loan.
(g)    Upon the reasonable request of any Lender, each Credit Party shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.
(h)    Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).
3.    New Lenders.
(a)    Each Person executing this Amendment under the heading “Lender” that was not a Lender under the Existing Credit Agreement immediately prior to the Sixth Amendment Effective Date (each, a “New Lender”) hereby agrees to provide a Term B-4 Loan Commitment in the amount set forth opposite its name on Schedule 2.01 and the initial Applicable Percentage of each such New Lender with respect to the Term B-4 Loan shall be as set forth therein.
(b)    Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (B) it has received a copy of the Amended Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to become a party to the Amended Credit Agreement, and (C) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to become a party to the Amended Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(c)    The Company agrees that, as of the Sixth Amendment Effective Date, each New Lender shall (i) be a party to the Amended Credit Agreement and the other Loan Documents, (ii) be a “Lender” with respect to its Loans and Commitments for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents. Each New Lender agrees that it will have the rights and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents.
(d)    The address of each New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such New Lender to the Administrative Agent.
4.    Miscellaneous.
(a)    The Amended Credit Agreement and the obligations of the Credit Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby. This Amendment is a Loan Document.
(b)    Each Guarantor joins the execution of this Amendment for the purpose of (i) acknowledging and consenting to all of the terms and conditions of this Amendment, (ii) affirming all of its obligations under the Loan Documents, and (iii) agreeing that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Existing Credit Agreement, the Amended Credit Agreement or the other Loan Documents.
(c)    Each Credit Party hereby represents and warrants as follows:

(i)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(ii)    This Amendment has been duly executed and delivered by it and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) Debtor Relief Law, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.
(d)    Each Lender party hereto (including each New Lender) represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in the Amended Credit Agreement are true and correct as of the Sixth Amendment Effective Date. Each Lender party hereto (including each New Lender) hereby agrees to comply with the covenants applicable to such Lender set forth in the Amended Credit Agreement.
(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Section 10.14(b) of the Existing Credit Agreement are incorporated herein by reference and shall apply to this Amendment and the transactions contemplated hereby mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWERS:                    GLOBAL PAYMENTS INC.,
a Georgia corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

GLOBAL PAYMENTS DIRECT, INC.,
a New York corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

GLOBAL PAYMENTS UK LTD.,
an English company governed by the Laws of England and Wales

By:     /s/ David L. Green
Name:     David L. Green
Title:    Director

GPA PS 3 C.V.,
a limited partnership formed under the laws of the Netherlands

By:	Global Payments Acquisition Corporation 3, LLC, acting in its capacity as general partner on behalf and for the benefit of GPA PS 3 C.V.

By:     /s/ David L. Green
Name:     David L. Green
Title:    Manager

GUARANTORS:                Global Payments DIRECT, Inc.,
a New York corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

GLOBAL PAYMENT HOLDING COMPANY,
a Delaware corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

GLOBAL PAYMENTS CHECK SERVICES, LLC,
an Illinois limited liability company

By:     /s/ L.J. Williams
Name:     L.J. Williams
Title:    Secretary

GLOBAL PAYMENTS GAMING SERVICES, INC.,
an Illinois corporation

By:     /s/ L.J. Williams
Name:     L.J. Williams
Title:    Secretary

GLOBAL PAYMENTS CHECK RECOVERY SERVICES, INC.,
a Georgia corporation

By:     /s/ L.J. Williams
Name:     L.J. Williams
Title:    Secretary

GLOBAL PAYMENTS GAMING INTERNATIONAL, INC.,
a Georgia corporation

By:     /s/ L.J. Williams
Name:     L.J. Williams
Title:    Secretary

DEBITEK, INC.,
a Delaware corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

DIGITAL DINING, LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

DINERWARE, LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

GP FINANCE, LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

GREATER GIVING, INC.,
a Delaware corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

HEARTLAND ACQUISITION, LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

XENIAL, INC.,
a Delaware corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

HEARTLAND PAYMENT SOLUTIONS, INC.,
a Delaware corporation

By:     /s/ David L. Green
Name:     David L. Green

Title:    Secretary

HEARTLAND PAYMENT SYSTEMS, LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

HEARTLAND PAYROLL SOLUTIONS, INC.,
a Delaware corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Authorized Signatory

OPENEDGE PAYMENTS LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

PAYPROS LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary
PAYROLL 1, INC.,
a Michigan corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Authorized Signatory

PCAMERICA, LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

TOUCHNET INFORMATION SYSTEMS, INC.,
a Kansas corporation

By:     /s/ David L. Green
Name:     David L. Green

Title:    Secretary

XPIENT, LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

EDUCATIONAL COMPUTER SYSTEMS, INC.,
a Pennsylvania corporation

By:     /s/ Eric Ives
Name:     Eric Ives
Title:    Secretary

ATHLACTION TOPCO LLC,
a Delaware limited liability company

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

VEPF IV AIV VII-C CORP.,
a Delaware corporation

By:     /s/ David L. Green
Name:     David L. Green
Title:    Secretary

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:     /s/ Angela Larkin
Name:     Angela Larkin
Title:    Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:     /s/ Thomas M. Paulk
Name:     Thomas M. Paulk
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By:     /s/ Brandon K. Fiddler
Name:     Brandon K. Fiddler
Title:    Senior Vice President

55 LOAN STRATEGY FUND,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:     /s/ Gina Forziati
Name:     Gina Forziati
Title:    Authorized Signatory

55 LOAN STRATEGY FUND SERIES 2,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:     /s/ Gina Forziati
Name:     Gina Forziati
Title:    Authorized Signatory

55 LOAN STRATEGY FUND SERIES 3,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:     /s/ Gina Forziati
Name:     Gina Forziati
Title:    Authorized Signatory
55 LOAN STRATEGY FUND SERIES 4,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:     /s/ Gina Forziati
Name:     Gina Forziati
Title:    Authorized Signatory

ABR REINSURANCE LTD.,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:     /s/ Gina Forziati
Name:     Gina Forziati
Title:    Authorized Signatory

ACE PROPERTY & CASUALTY INSURANCE COMPANY,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:     /s/ Gina Forziati
Name:     Gina Forziati
Title:    Authorized Signatory

ACIS CLO 2017-7 LTD.,
as a Lender

By:     /s/ Carter Chism
Name:     Carter Chism
Title:    Authorized Signatory
AEGIS ELECTRIC AND GAS INTERNATIONAL SERVICES, LTD.,
as a Lender

By:	Shenkman Capital Management, Inc., as its Investment Manager

By:     /s/ Dov Braun
Name:     Dov Braun
Title:    CFO

ALPHAFIXE FLOATING RATE BANK LOAN FUND,
as a Lender

By:     /s/ Diane Favreau
Name:     Diane Favreau
Title:    Managing Director

AMJ BANK LOAN FUND,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:
Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Bank Loan Fund, a series trust of Multi Manager Global Investment Trust, acting by Highbridge Principal Strategies, LLC as attorney-in-fact, and expressly on the basis that the parties agree they shall not have recourse to the assets of Multi

By:     /s/ Jamie Donsky
Name:     Jamie Donsky
Title:    Senior Vice President

AMJ BANK LOAN FUND SERIES 2,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:     /s/ Jamie Donsky
Name:     Jamie Donsky
Title:    Senior Vice President

AMJ LOAN FUND SERIES 3,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:
Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 3, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact

By:     /s/ Jamie Donsky
Name:     Jamie Donsky
Title:    Senior Vice President

AMJ LOAN FUND SERIES 4,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:
Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 4, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact

By:     /s/ Jamie Donsky
Name:     Jamie Donsky
Title:    Senior Vice President

AMMC CLO 15, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President
AMMC CLO 16, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President

AMMC CLO 17, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President

AMMC CLO 18, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President

AMMC CLO 19, LIMITED,

as a Lender

By:	American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President
AMMC CLO 20, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President

AMMC CLO XI, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President

AMMC CLO XIII, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President

AMMC CLO XIV, LIMITED,
as a Lender

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:    Senior Vice President
APEX CREDIT CLO 2017-II LTD.,
as a Lender

By:     Apex Credit Partners LLC

By:     /s/ Andrew Stern
Name:     Andrew Stern
Title:    Managing Director

APIDOS CLO XIII,
as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager

APIDOS CLO XV,
as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager

APIDOS CLO XVI,
as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager
APIDOS CLO XVIII,
as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager

APIDOS CLO XX,
as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager

APIDOS CLO XXI,
as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager

APIDOS CLO XXII,
as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager

APIDOS CLO XXIII,
as a Lender

By:	Its Collateral Manager CVC Credit Partners, LLC

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager

APIDOS CLO XXV,
as a Lender

By:	Its Collateral Manager CVC Credit Partners

By:     /s/ Gretchen Bergstresser
Name:     Gretchen Bergstresser
Title:    Senior Portfolio Manager

ARES LOAN TRUST 2011,
as a Lender

By:	Ares Management LLC, its Investment Manager

By:     /s/ Ben Kattan
Name:     Ben Kattan
Title:    Authorized Signatory

ARES XXIX CLO LTD.,
as a Lender

By:	Ares CLO Management XXIX, L.P., its Asset Manager

By:	Ares CLO GP XXIX, LLC, its General Partner

By:     /s/ Ben Kattan
Name:     Ben Kattan
Title:    Authorized Signatory

ARES XXVIIIR CLO LTD.,
as a Lender

By:	Ares CLO Management LLC, its Asset Manager

By:     /s/ Ben Kattan
Name:     Ben Kattan
Title:    Authorized Signatory

ARES XXXIII CLO LTD.,
as a Lender

By:	Ares CLO Management XXXIII, L.P., its Asset Manager

By:     /s/ Ben Kattan
Name:     Ben Kattan
Title:    Authorized Signatory

ARES XXXIR CLO LTD.,
as a Lender

By:	Ares CLO Management LLC, as Asset Manager

By:     /s/ Ben Kattan
Name:     Ben Kattan
Title:    Authorized Signatory

ASCENSION ALPHA FUND, LLC,
as a Lender

By:	MacKay Shields LLC, solely as Investment Manager and agent

By:     /s/ Dan Roberts
Name:     Dan Roberts
Title:    Executive Managing Director

ASSOCIATED BANK, N.A.,
as a Lender

By:     /s/ Jamie Boney
Name:     Jamie Boney
Title:    Vice President

ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:     /s/ Dov Braun
Name:     Dov Braun
Title:    CFO

AVERY POINT V CLO, LIMITED,
as a Lender

By:	Bain Capital Credit, LP, as Portfolio Manager

By:     /s/ Andrew Viens
Name:     Andrew Viens
Title:    Executive Vice President

AZB FUNDING 7,
as a Lender

By:     /s/ Robert Gates
Name:     Robert Gates
Title:    Authorized Signatory

BANK OF MONTREAL,
as a Lender

By:    /s/ Scott Matthews
Name:    Scott Matthews

Title:	Managing Director, CFO, EMEA BMO Financial Group

By:	/s/ Jeff Couch

Name:	Jeff Couch

Title:	Managing Director

BLACKROCK GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO,
as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

BLUECROSS BLUESHIELD OF TENNESSEE, INC.,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

BRITISH COAL STAFF SUPERANNUATION SCHEME,
as a Lender

By:	Wellington Management Company LLP, as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

BYLINE BANK,
as a Lender

By:    /s/ Chris Barnidjya
Name:    Chris Barnidjya
Title:    Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:     /s/ Andrew R. Campbell
Name:     Andrew R. Campbell
Title:    Authorized Signatory

By:     /s/ Melissa E. Brown
Name:     Melissa E. Brown
Title:    Authorized Signatory

CANYON CLO 2016-1, LTD.,
as a Lender

By:	Canyon CLO Advisors LLC, its Collateral Manager

By:     /s/ Jonathan M. Kaplan
Name:     Jonathan M. Kaplan
Title:    Authorized Signatory

CANYON CLO 2016-2, LTD.,
as a Lender

By:	Canyon CLO Advisors LLC, its Collateral Manager

By:     /s/ Jonathan M. Kaplan
Name:     Jonathan M. Kaplan
Title:    Authorized Signatory

CAPITAL ONE, N.A.,
as a Lender

By:     /s/ Jon Malden
Name:     Jon Malden
Title:    Senior Director

CARE SUPER,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:     /s/ Dov Braun
Name:     Dov Braun
Title:    CFO

CENTURYLINK, INC. DEFINED CONTRIBUTION PLAN MASTER TRUST,
as a Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director

CHRISTIAN SUPER,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

CHUBB EUROPEAN GROUP PLC,
as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

CITIBANK, N.A.,
as a Lender

By:    /s/ Marina Donskaya
Name:    Marina Donskaya
Title:    Vice President

CITIZENS BANK, N.A.,
as a Lender

By:    /s/ Nicholas Christofer
Name:    Nicholas Christofer
Title:    Vice President

CREDOS FLOATING RATE FUND LP,
as a Lender

By:	Shenkman Capital Management, Inc., as General Partner

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

DOUBLELINE LOW DURATION BOND FUND,
as a Lender

By:	DoubleLine Capital LP, as Investment Advisor

By:    /s/ Peter Hwang
Name:    Peter Hwang
Title:    Authorized Signatory

DYNAMIC CREDIT STRATEGY US FLOATING RATE INCOME FUND,
a series trust of Dynamic Umbrella Fund,
as a Lender

By:
Credit Suisse Asset Management, LLC, as Investment Manager for CIBC Bank and Trust Company (Cayman) Limited, as trustee of Dynamic Credit Strategy US Floating Rate Income Fund, a series trust of Dynamic Umbrella Fund

By:    /s/ Thomas Flannery

Name:    Thomas Flannery
Title:    Managing Director

EATON VANCE BANK LOAN FUND,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE BANK LOAN FUND SERIES II,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE CLO 2013-1 LTD.,
as a Lender

By:	Eaton Vance Management, as Portfolio Manager

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE CLO 2014-1R, LTD.,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE CLO 2015-1 LTD.,
as a Lender

By:	Eaton Vance Management, as Portfolio Manager

By:    /s/ Michael Brotthof
Name:    Michael Brotthof

Title:    Vice President

EATON VANCE FLOATING-RATE INCOME PLUS FUND,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE FLOATING-RATE INCOME TRUST,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE FLOATING RATE PORTFOLIO,
as a Lender

By:	Boston Management and Research, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE LIMITED DURATION INCOME FUND,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE LOAN FUND SERIES III,
a series trust of Multi Manager Global Investment Trust,

as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE LOAN FUND SERIES IV,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE SENIOR INCOME TRUST,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

ELECTRONIC DATA SYSTEMS 1994 PENSION SCHEME,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

ELECTRONIC DATA SYSTEMS RETIREMENT PLAN,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

ELEVATION CLO 2014-2, LTD.,
as a Lender

By:	ArrowMark Colorado Holdings LLC, as Collateral Manager

By:    /s/ Sanjai Bhonsle
Name:    Sanjai Bhonsle
Title:    Portfolio Manager

ELEVATION CLO 2017-7, LTD.,
as a Lender

By:	325 Fillmore LLC, as Collateral Manager

By:    /s/ Sanjai Bhonsle
Name:    Sanjai Bhonsle
Title:    Portfolio Manager

ELYSIUM LTD.,
as a Lender

By:    /s/ Pavel Antonov
Name:    Pavel Antonov
Title:    Authorized Signatory

EMPLOYEES’ RETIREMENT SYSTEM OF THE STATE OF RHODE ISLAND,
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:    /s/ Arthur Y.D. Ong
Name:    Arthur Y.D. Ong
Title:    Executive Vice President

EMPLOYERS COMPENSATION INSURANCE COMPANY,
as a Lender

By:	BlackRock Financial Management, Inc.

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

EMPLOYERS INSURANCE COMPANY OF NEVADA,
as a Lender

By:	BlackRock Financial Management, Inc.

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

EMPLOYERS PREFERRED INSURANCE COMPANY,
as a Lender

By:	BlackRock Financial Management, Inc.

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

FIFTH THIRD BANK,
as a Lender

By:    /s/ Pan Komotor
Name:    Pan Komotor
Title:    Senior Relationship Manager

FIRST AMERICAN TITLE INSURANCE COMPANY,
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:    /s/ Arthur Y.D. Ong

Name:    Arthur Y.D. Ong
Title:    Executive Vice President

FIRST HAWAIIAN BANK,
as a Lender

By:    /s/ Christopher M. Yasuma
Name:    Christopher M. Yasuma
Title:    Vice President

FIXED INCOME OPPORTUNITIES NERO, LLC,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

GIM CREDIT MASTER LUX S.A.R.L.,
as a Lender

By:	HPS Investment Partners, LLC, as Investment Manager

By:    /s/ Serge Adam
Name:    Serge Adam
Title:    Managing Director

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/ David K. Gaskell
Name:    David K. Gaskell
Title:    Authorized Signer

HALCYON LOAN ADVISORS FUNDING 2013-2 LTD.,
as a Lender

By:    /s/ David Martino
Name:    David Martino
Title:    Controller

HALCYON LOAN ADVISORS FUNDING 2014-2 LTD.,
as a Lender

By:	Halcyon Loan Advisors 2014-2 LLC, as Collateral Manager

By:    /s/ David Martino
Name:    David Martino
Title:    Controller

HALCYON LOAN ADVISORS FUNDING 2014-3 LTD,
as a Lender

By:	Halcyon Loan Advisors 2014-3 LLC, as Collateral Manager

By:    /s/ David Martino
Name:    David Martino
Title:    Controller

HALCYON LOAN ADVISORS FUNDING 2017-1 LTD,
as a Lender

By:	Halcyon Loan Advisors A LLC, as Collateral Manager

By:    /s/ David Martino
Name:    David Martino
Title:    Controller

HALCYON LOAN ADVISORS FUNDING 2017-2 LTD,
as a Lender

By:	Halcyon Loan Advisors A LLC, as Collateral Manager

By:    /s/ David Martino
Name:    David Martino
Title:    Controller

HALCYON LOAN ADVISORS FUNDING 2018-1 LTD.,
as a Lender

By:    /s/ David Martino
Name:    David Martino
Title:    Controller

THE HARTFORD INFLATION PLUS FUND,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

HEALTH EMPLOYEES SUPERANNUATION TRUST AUSTRALIA,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

HIGHBRIDGE LOAN MANAGEMENT 5-2015, LTD.,
as a Lender

By:	HPS Investment Partners, LLC, as Collateral Manager

By:    /s/ Jamie Donsky
Name:    Jamie Donsky
Title:    Senior Vice President

HIGHMARK INC.,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

HORIZONS ACTIVE FLOATING RATE SENIOR LOAN ETF,
as a Lender

By:	AlphaCredit

By:    /s/ Diane Favreau
Name:    Diane Favreau
Title:    Managing Director

HPS LOAN MANAGEMENT 4-2014, LTD.,
as a Lender

By:	HPS Investment Partners, LLC, as Collateral Manager

By:    /s/ Jamie Donsky
Name:    Jamie Donsky
Title:    Senior Vice President

HPS LOAN MANAGEMENT 6-2015, LTD.,
as a Lender

By:	HPS Investment Partners, LLC, as Collateral Manager

By:    /s/ Jamie Donsky
Name:    Jamie Donsky
Title:    Senior Vice President

HPS LOAN MANAGEMENT 7-2015, LTD.,
as a Lender

By:	HPS Investment Partners CLO (US), LLC, its Investment Manager

By:    /s/ Jamie Donsky
Name:    Jamie Donsky
Title:    Senior Vice President

HPS LOAN MANAGEMENT 8-2016, LTD.,
as a Lender

By:	HPS Investment Partners, LLC, as Collateral Manager

By:    /s/ Jamie Donsky
Name:    Jamie Donsky
Title:    Senior Vice President

ILLINOIS STATE BOARD OF INVESTMENT,
as a Lender

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director/Co-Head

INNOVATION TRUST 2009,
as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

INNOVATION TRUST 2011,

as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

JFIN CLO 2014-II LTD.,
as a Lender

By:	Apex Credit Partners LLC, as Portfolio Manager

By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

JFIN CLO 2015 LTD.,
as a Lender

By:	Apex Credit Partners LLC, as Portfolio Manager

By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Bruce S. Borden
Name:    Bruce S. Borden
Title:    Executive Director

KENTUCKY RETIREMENT SYSTEMS (SHENKMAN - INSURANCE FUND ACCOUNT),
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

KENTUCKY RETIREMENT SYSTEMS (SHENKMAN - PENSION ACCOUNT),
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

KENTUCKY TEACHERS’ RETIREMENT SYSTEM INSURANCE TRUST FUND,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:    /s/ Dov Braun
Name:    Dov Braun
Title:    CFO

KKR CLO 11 LTD.,
as a Lender

By:    /s/ Jeffrey Smith
Name:    Jeffrey Smith
Title:    Authorized Signatory

KKR CLO 12 LTD.,
as a Lender

By:    /s/ Jeffrey Smith
Name:    Jeffrey Smith
Title:    Authorized Signatory

KKR CLO 16 LTD.,
as a Lender

By:    /s/ Jeffrey Smith
Name:    Jeffrey Smith
Title:    Authorized Signatory

KKR CLO 17 LTD.,
as a Lender

By:    /s/ Jeffrey Smith
Name:    Jeffrey Smith
Title:    Authorized Signatory

KKR CLO 20 LTD.,

as a Lender

By:    /s/ Jeffrey Smith
Name:    Jeffrey Smith
Title:    Authorized Signatory

KKR FINANCIAL CLO 2013-1, LTD.,
as a Lender

By:    /s/ Jeffrey Smith
Name:    Jeffrey Smith
Title:    Authorized Signatory

KOCH FINANCIAL ASSETS V, LLC,
as a Lender

By:	DoubleLine Capital LP, as Investment Advisor

By:    /s/ Peter Hwang
Name:    Peter Hwang
Title:    Authorized Signatory

KVK CLO 2013-2, LTD.,
as a Lender

By:	THL Credit Advisors LLC, as Successor Collateral Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director/Co-Head

KVK CLO 2014-1 LTD.,
as a Lender

By:	THL Credit Advisors LLC, as Successor Collateral Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director/Co-Head

KVK CLO 2014-2 LTD.,
as a Lender

By:	THL Credit Advisors LLC, as Successor Collateral Manager

By:    /s/ James R. Fellows
Name:    James R. Fellows
Title:    Managing Director/Co-Head

LIQUID LOAN OPPORTUNITIES MASTER FUND, L.P.,
as a Lender

By:	HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Jamie Donsky
Name:    Jamie Donsky
Title:    Senior Vice President

LOOMIS SAYLES LOAN FUND 2016,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Loomis, Sayles & Company, L.P., its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, its General Partner

By:    /s/ Mary McCarthy
Name:    Mary McCarthy

Title:	Vice President, Legal and Compliance Analyst

LOOMIS SAYLES LOAN FUND,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Loomis, Sayles & Company, L.P., its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, its General Partner

By:    /s/ Mary McCarthy
Name:    Mary McCarthy

Title:	Vice President, Legal and Compliance Analyst

LORD ABBETT FLOATING RATE FUND LTD.,
as a Lender

By:	Lord, Abbett & Co. LLC, as Investment Manager

By:    /s/ Kearney Posner
Name:    Kearney Posner
Title:    Associate Portfolio Manager

MACKAY SHIELDS CORE PLUS OPPORTUNITIES CIT,
as a Lender

By:	MacKay Shields LLC, as Investment Advisor and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director

MACKAY SHIELDS DEFENSIVE BOND ARBITRAGE FUND LTD.,
as a Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director

MACKAY SHORT DURATION HIGH YIELD FUND,
as a Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director

MAGNETITE IX, LIMITED,
as a Lender

By:	BlackRock Financial Management, Inc., its Collateral Manager

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

MAGNETITE VII, LIMITED,
as a Lender

By:	BlackRock Financial Management, Inc., its Collateral Manager

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

MAGNETITE XII, LTD.,
as a Lender

By:	BlackRock Financial Management, Inc., its Collateral Manager

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

MAGNETITE XV, LIMITED,
as a Lender

By:	BlackRock Financial Management, Inc., its Investment Manager

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

MAGNETITE XVI, LIMITED,
as a Lender

By:	BlackRock Financial Management, Inc., its Portfolio Manager

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

MAGNETITE XVII, LIMITED,
as a Lender

By:	BlackRock Financial Management, Inc., its Interim Investment Manager

By:    /s/ Gina Forziati
Name:    Gina Forziati
Title:    Authorized Signatory

MAINSTAY INCOME BUILDER FUND,
a series of the MainStay Funds,
as a Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:    /s/ Dan Roberts

Name:    Dan Roberts
Title:    Executive Managing Director

MAINSTAY UNCONSTRAINED BOND FUND,
a series of the MainStay Funds,
as a Lender

By:	MacKay Shields LLC, as Subadvisor and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director

MAINSTAY VP INCOME BUILDER PORTFOLIO,
a series of MainStay VP Funds Trust,
as a Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director

MAINSTAY VP UNCONSTRAINED BOND PORTFOLIO,
a series of MainStay VP Funds Trust,
as a Lender

By:	MacKay Shields LLC, as Subadviser and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director

MATTERNHORN LOAN TRUST 2015,
as a Lender

By:	Credit Suisse Asset Management, LLC as investment manager for BNY Mellon Trust Company (Cayman) Ltd., the trustee for Matterhorn Loan Trust 2015

By:    /s/ Thomas Flannery
Name:    Thomas Flannery
Title:    Managing Director

MEDTRONIC HOLDING SWITZERLAND GMBH,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

MIDOCEAN CREDIT CLO I,
as a Lender

By:    /s/ Jim Wiant
Name:    Jim Wiant
Title:    Managing Director

MINEWORKERS’ PENSION SCHEME,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:    /s/ Donna Sirianni
Name:    Donna Sirianni
Title:    Vice President

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Raymond Ventura
Name:    Raymond Ventura
Title:    Managing Director

MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),
as a Lender

By:    /s/ Lillian Kim
Name:    Lillian Kim
Title:    Director

NEW YORK LIFE INSURANCE COMPANY, GP - PORTABLE ALPHA,
as a Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts

Title:    Executive Managing Director

NEW YORK LIFE INSURANCE COMPANY (GUARANTEED PRODUCTS),
as a Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director

OAKTREE EIF III SERIES II, LTD.,
as a Lender

By:	Oaktree Capital Management, L.P., its Collateral Manager

By:    /s/ Lin Tien
Name:    Lin Tien
Title:    Vice President

By:    /s/ Armen Panossian
Name:    Armen Panossian
Title:    Managing Director

OCTAGON INVESTMENT PARTNERS 24, LTD.,
as a Lender

By:	Octagon Credit Investors, LLC, as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON INVESTMENT PARTNERS XVI, LTD.,
as a Lender

By:	Octagon Credit Investors, LLC, as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON INVESTMENT PARTNERS XXII, LTD,
as a Lender

By:	Octagon Credit Investors, LLC, as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON INVESTMENT PARTNERS XXIII, LTD.,
as a Lender

By:	Octagon Credit Investors, LLC, as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON LOAN TRUST 2010,
as a Lender

By:	Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OCTAGON PAUL CREDIT FUND SERIES I, LTD.,
as a Lender

By:	Octagon Credit Investors, LLC, as Portfolio Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Vice President, Portfolio Administration

OHA CREDIT PARTNERS IX, LTD.,
as a Lender

By:	Oak Hill Advisors, L.P., as Portfolio Manager

By:    /s/ Glenn August
Name:    Glenn August
Title:    Authorized Signatory

OHA CREDIT PARTNERS X, LTD.,
as a Lender

By:	Oak Hill Advisors, L.P., as Portfolio Manager

By:    /s/ Glenn August
Name:    Glenn August

Title:    Authorized Signatory

OHA LOAN FUNDING 2013-1, LTD.,
as a Lender

By:	Oak Hill Advisors, L.P., as Portfolio Manager

By:    /s/ Glenn August
Name:    Glenn August
Title:    Authorized Signatory

OHIO POLICE & FIRE PENSION FUND,
as a Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:    /s/ Dan Roberts
Name:    Dan Roberts
Title:    Executive Managing Director
OZLM FUNDING II, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its portfolio manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM FUNDING III, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its portfolio manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM FUNDING IV, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its portfolio manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM FUNDING, LTD.,
as a Lender

By:	OZ CLO Management LLC, its portfolio manager

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM IX, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM VI, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its asset manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM VII, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM VIII, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM XI, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM XII, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM XIII, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM XIV, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM XV, LTD.,
as a Lender

By:	Och-Ziff Loan Management LP, its collateral manager

By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM XVI, LTD.,
as a Lender

By:	OZ CLO Management LLC, its successor portfolio manager

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

OZLM XXII, LTD.,
as a Lender

By:	OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen

Name:	Wayne Cohen

Title:	President and Chief Operating Officer

PACIFIC LIFE INSURANCE COMPANY (for IMDBKLNS Account),
as a Lender

By:	/s/ Anar Majmudar

Name:	Anar Majmudar

Title:	Authorized Signatory

By:	/s/ Norman Yang

Name:	Norman Yang

Title:	Authorized Signatory

PACIFIC SELECT FUND FLOATING RATE PORTFOLIO,
as a Lender

By:	Eaton Vance Management, as Investment Sub-Advisor

By:	/s/ Michael Brotthof

Name:	Michael Brotthof

Title:	Vice President

PERMANENS CAPITAL FLOATING RATE FUND LP,
as a Lender

By:	BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Gina Forziati

Name:	Gina Forziati

Title:	Authorized Signatory

PHILLIPS 66 RETIREMENT PLAN TRUST,
as a Lender

By:	Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Thomas Flannery

Name:	Thomas Flannery

Title:	Managing Director

PIMCO BERMUDA TRUST II: PIMCO BERMUDA BANK LOAN FUND (M),
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong

Name:	Arthur Y.D. Ong

Title:	Executive Vice President

PIMCO CAYMAN BANK LOAN LIBOR PLUS FUND JPY HEDGE,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong

Name:	Arthur Y.D. Ong

Title:	Executive Vice President

PIMCO CAYMAN BANK LOAN LIBOR PLUS FUND JPY HEDGE SERIES 2,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong

Name:	Arthur Y.D. Ong

Title:	Executive Vice President

PIMCO CAYMAN BB LOAN FUND JPY HEDGE 2018,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong

Name:	Arthur Y.D. Ong

Title:	Executive Vice President

PIMCO CAYMAN LOAN LIBOR PLUS FUND JPY HEDGE SERIES 3,
a series trust of Multi Manager Global Investment Trust,
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong

Name:	Arthur Y.D. Ong

Title:	Executive Vice President
PIMCO CAYMAN TRUST: PIMCO CAYMAN BANK LOAN FUND,
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong

Name:	Arthur Y.D. Ong

Title:	Executive Vice President

PIMCO FUNDS IRELAND PLC: PIMCO SENIOR LOAN FUND,
as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong

Name:	Arthur Y.D. Ong

Title:	Executive Vice President

PREFERRED MUTUAL INSURANCE COMPANY,
as a Lender

By:	Wellington Management Company LLP, as its Investment Advisor

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

REGATTA II FUNDING LP,
as a Lender

By:	Napier Park Global Capital (US) LP, as Attorney-in-Fact

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon

Title:	Managing Director

REGATTA IX FUNDING LTD.,
as a Lender

By:	Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon

Title:	Managing Director

REGATTA V FUNDING LTD,
as a Lender

By:	Napier Park Global Capital (US) LP, as Attorney-in-Fact

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon

Title:	Managing Director

REGATTA VI FUNDING LTD,
as a Lender

By:	Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon

Title:	Managing Director

REGATTA VII FUNDING LTD,
as a Lender

By:	Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon

Title:	Managing Director

REGATTA VIII FUNDING LTD,
as a Lender

By:	Regatta Loan Management LLC, as Attorney-in-Fact

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon

Title:	Managing Director

REGATTA XIII FUNDING LTD.,
as a Lender

By:	Napier Park Global Capital (US) LP, as Attorney-in-Fact

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon

Title:	Managing Director

REGATTA XIV FUNDING LTD.,
as a Lender

By:	Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon

Title:	Managing Director

RENAISSANCE TRUST 2009,
as a Lender

By:	HPS Investment Partners LLC, its Sub-Investment Manager

By:	/s/ Jamie Donsky

Name:	Jamie Donsky

Title:	Senior Vice President

ROMARK CLO - I LTD,
as a Lender

By:	Shenkman Capital Management, Inc, as Servicer

By:	/s/ Dov Braun

Name:	Dov Braun

Title:	CFO

ROSE HILL SENIOR LOAN FUND,
a series trust of Credit Suisse Horizon Trust,
as a Lender

By:	Credit Suisse Asset Management, LLC, the investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Rose Hill Senior Loan Fund, a series trust of Credit Suisse Horizon Trust

By:	/s/ Thomas Flannery

Name:	Thomas Flannery

Title:	Managing Director

RUSSELL INVESTMENT COMPANY MULTI-ASSET GROWTH STRATEGY FUND,
as a Lender

By:	THL Credit Advisors LLC, as Investment Manager

By:	/s/ Jamie R. Fellows

Name:	Jamie R. Fellows

Title:	Managing Director/Co-Head

RUSSELL INVESTMENT COMPANY RUSSELL MULTI-STRATEGY INCOME FUND,
as a Lender

By:	THL Credit Advisors LLC, as Investment Manager

By:	/s/ Jamie R. Fellows

Name:	Jamie R. Fellows

Title:	Managing Director/Co-Head

RUSSELL INVESTMENT COMPANY RUSSELL SHORT DURATION BOND FUND,
as a Lender

By:	THL Credit Advisors LLC, as Investment Manager

By:	/s/ Jamie R. Fellows

Name:	Jamie R. Fellows

Title:	Managing Director/Co-Head

RUSSELL INVESTMENT COMPANY UNCONSTRAINED TOTAL RETURN FUND,
as a Lender

By:	THL Credit Advisors LLC, as Investment Manager

By:	/s/ Jamie R. Fellows

Name:	Jamie R. Fellows

Title:	Managing Director/Co-Head

RUSSELL INVESTMENTS GLOBAL UNCONSTRAINED BOND POOL,
as a Lender

By:	THL Credit Advisors LLC, as Investment Manager

By:	/s/ Jamie R. Fellows

Name:	Jamie R. Fellows

Title:	Managing Director/Co-Head

RUSSELL INVESTMENTS INSTITUTIONAL FUNDS, LLC MULTI-ASSET CORE PLUS FUND,
as a Lender

By:	THL Credit Advisors LLC, as Investment Manager

By:	/s/ Jamie R. Fellows

Name:	Jamie R. Fellows

Title:	Managing Director/Co-Head

RUSSELL INVESTMENTS IRELAND LIMITED, on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc,
as a Lender

By:	THL Credit Advisors LLC, as Investment Manager

By:	/s/ Jamie R. Fellows

Name:	Jamie R. Fellows

Title:	Managing Director/Co-Head

SAEV MASTERFONDS WELLINGTON GLOBAL HIGH YIELD,
as a Lender

By:	Wellington Management Company LLP, as its Investment Advisor

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

SAFETY INSURANCE COMPANY,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

SENIOR DEBT PORTFOLIO,
as a Lender

By:	Boston Management and Research, as Investment Advisor

By:	/s/ Michael Brotthof

Name:	Michael Brotthof

Title:	Vice President

SOCIETE GENERALE,
as a Lender

By:	/s/ Rebecca Zhang

Name:	Rebecca Zhang

Title:	Vice President

SOUND POINT CLO II, LTD,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO III-R, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Xueying Fernandes

Name:	Xueying Fernandes

Title:	Authorized Signatory

SOUND POINT CLO IV-R, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO IX, LTD.,
as a Lender

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO VI, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO VII, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO VIII, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO V-R, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO X, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO XI, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO XII, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO XIV, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO XV, LTD,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

SOUND POINT CLO XVI, LTD.,
as a Lender

By:	Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Alvin Mai

Name:	Alvin Mai

Title:	Operations Associate

STELLE HYFI LOAN FUND,
as a Lender

By:	Credit Suisse Asset Management, LLC, acting by attorney for G.A.S. (Cayman) Limited, in its capacity as trustee of Stelle HYFI Loan Fund, a series trust of Global Multi Strategy

By:	/s/ Thomas Flannery

Name:	Thomas Flannery

Title:	Managing Director

BSG FUND MANAGEMENT B.V., on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund,
as a Lender

By:	THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows

Name:	James R. Fellows

Title:	Managing Director/Co-Head

STICHTING PENSIOENFONDS HOOGOVENS,
as a Lender

By:	THL Credit Advisors LLC, its Asset Manager

By:	/s/ James R. Fellows

Name:	James R. Fellows

Title:	Managing Director/Co-Head

SUNAMERICA SENIOR FLOATING RATE FUND, INC-AIG SENIOR FLOATING RATE FUND,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Advisor

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

SUNTRUST BANK,
as a Lender

By:	/s/ Jonathan Hart

Name:	Jonathan Hart

Title:	Vice President

SWISS CAPITAL ALTERNATIVE STRATEGIES FUNDS SPC, for the Account of SC Alternative Strategy 9SP,
as a Lender

By:	/s/ Gretchen Bergstresser

Name:	Gretchen Bergstresser

Title:	Senior Portfolio Manager

SWISS CAPITAL PRO LOAN V PLC,
as a Lender

By:	/s/ Gretchen Bergstresser

Name:	Gretchen Bergstresser

Title:	Senior Portfolio Manager

TD BANK, N.A.,
as a Lender

By:	/s/ Shreya Shah

Name:	Shreya Shah

Title:	Senior Vice President

TEACHERS’ RETIREMENT SYSTEM OF THE STATE OF KENTUCKY,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Dov Braun

Name:	Dov Braun

Title:	CFO

THE HARTFORD SHORT DURATION FUND,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

THE HARTFORD STRATEGIC INCOME FUND,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY,
as a Lender

By:	/s/ Bernie M. Casey

Name:	Bernie M. Casey

Title:	AVP & Senior Credit Analyst

THL CREDIT BANK LOAN SELECET MASTER FUND,
a class of The THL Credit Bank Loan Select Series Trust I,
as a Lender

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows

Name:	James R. Fellows

Title:	Managing Director/Co-Head

TICP CLO I-2, LTD.,
as a Lender

By:	TICP CLO I Management, LLC, its Collateral Manager

By:	/s/ Daniel Wanek

Name:	Daniel Wanek

Title:	Vice President

TICP CLO VII, LTD,
as a Lender

By:	TICP CLO VII Management, LLC, its Collateral Manager

By:	/s/ Daniel Wanek

Name:	Daniel Wanek

Title:	Vice President

TRINITAS CLO VI, LTD.,
as a Lender

By:	/s/ Gibran Mahmud

Name:	Gibran Mahmud

Title:	Chief Investment Officer

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ken Gorski

Name:	Ken Gorski

Title:	Vice President

UNION BANK & TRUST,
as a Lender

By:	/s/ Ian Batt

Name:	Ian Batt

Title:	Vice President

UNITEDHEALTHCARE INSURANCE COMPANY,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:	/s/ Gina Forziati

Name:	Gina Forziati

Title:	Authorized Signatory

US OPPORTUNISTIC FLOATING RATE INCOME MASTER FUND LIMITED,
as a Lender

By:	BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Gina Forziati

Name:	Gina Forziati

Title:	Authorized Signatory

UTICA MUTUAL INSURANCE COMPANY,
as a Lender

By:	Wellington Management Company LLP, as its Investment Adviser

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

WELLFLEET CLO 2016-1, LTD.,
as a Lender

By:	/s/ Dennis Talley

Name:	Dennis Talley

Title:	Portfolio Manager

WELLFLEET CLO 2017-1, LTD.,
as a Lender

By:	Wellfleet Credit Partners, LLC, as Collateral Manager

By:	/s/ Dennis Talley

Name:	Dennis Talley

Title:	Portfolio Manager

WELLINGTON MULTI-SECTOR CREDIT FUND,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COMMON TRUST FUNDS TRUST- OPPORTUNISTIC FIXED INCOME ALLOCATION PORTFOLIO,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COLLECTIVE INVESTMENT FUNDS TRUST II MULTI-SECTOR CREDIT II PORTFOLIO,
as a Lender

By:	Wellington Management Company LLP, as its Investment Advisor

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COMMON TRUST FUNDS TRUST OPPORTUNISTIC INFLATION SENSITIVE BOND PORTFOLIO,
as a Lender

By:	Wellington Management Company LLP, as its Investment Advisor

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

WELLMARK, INC.,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Advisor

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Brian Buck

Name:	Brian Buck

Title:	Managing Director

WESPATH FUNDS TRUST,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Advisor

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

WM POOL - FIXED INTEREST TRUST NO. 7,
as a Lender

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Dov Braun

Name:	Dov Braun

Title:	CFO

WORKERS COMPENSATION FUND,
as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donna Sirianni

Name:	Donna Sirianni

Title:	Vice President

ZURICH AMERICAN LIFE INSURANCE COMPANY,
as a Lender

By:	BlackRock Financial Management Inc., its Investment Advisor

By:	/s/ Gina Forziati

Name:	Gina Forziati

Title:	Authorized Signatory

SCHEDULE 2.01
AMENDMENTS TO COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Term B-4 Loan Commitment	Applicable Percentage of Term B-4 Loan Commitment
Bank of America, N.A.	$500,000,000.00	100.000000000%
Total:	$500,000,000.00	100.000000000%

EXHIBIT B-8
FORM OF TERM B-4 NOTE
FOR VALUE RECEIVED, the undersigned hereby promises to pay to _____________________ or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the portion of the Term B-4 Loan from time to time made by the Lender to Global Payments Inc., a Georgia corporation (the “Company”), under that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the Company, certain other Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The undersigned promises to pay interest on the unpaid principal amount of the portion of the Term B-4 Loan from the date of the Term B-4 Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
This Term B-4 Note is one of the Term B-4 Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term B-4 Note is also entitled to the benefits of the Subsidiary Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term B-4 Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The portion of the Term B-4 Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term B-4 Note and endorse thereon the date, amount and maturity of the Term B-4 Loan and payments with respect thereto.
The undersigned, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term B-4 Note.

THIS TERM B-4 NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
GLOBAL PAYMENTS, INC.,
a Georgia corporation
By:
Name:
Title: